UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2012

CURTISS-WRIGHT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-134	13-0612970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Waterview Boulevard
Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 541-3700

--------------

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 27, 2012, a performance share (“PSP”) payout was made to Martin R. Benante, Chief Executive Officer, Glenn E. Tynan, Chief Financial Officer, David J. Linton, Co-Chief Operating Officer, David C. Adams, Co-Chief Operating Officer, and Thomas P. Quinly, Vice President on the 2008 PSP grants under Curtiss-Wright’s 2005 Omnibus Long-Term Incentive Plan covering performance for the period 2009-2011.

Shown below is the PSP payout table for the performance period 2009-2011:

	2009-2011 Target		Payout
	US Dollar Value	Number of Shares	Payout %	US Dollar Value	Number of Shares

Benante	$1,281,805	34,550	80.0%	$1,025,444	27,640

Tynan	$459,150	12,376	80.0%	$367,327	9,901

Adams	$520,736	14,036	84.0%	$437,446	11,791

Linton	$545,741	14,710	74.0%	$403,871	10,886
Quinly	$252,206	6,798	84.0%	$211,878	5,711

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on May 4, 2012. The following matters set forth in the Company’s Proxy Statement dated March 30, 2012, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, were voted upon with the results indicated below.

1.  The nominees listed below were elected directors with the respective votes set forth opposite their names:

	FOR	WITHELD
Martin R. Benante	39,336,665	800,315
Dean M. Flatt	39,837,705	299,275
S. Marce Fuller	34,662,798	5,474,182
Allen A. Kozinski	39,184,397	952,583
John R. Myers	39,061,130	1,075,850
John B. Nathman	39,834,961	302,019
Robert J. Rivet	39,833,425	303,555
William W. Sihler	39,693,053	443,927
Albert E. Smith	39,834,395	302,585

2.  A proposal seeking ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012 was approved, with the votes cast as follows:

FOR	AGAINST	ABSTENTIONS
42,770,607	254,863	34,755

3.	A proposal seeking approval, on an advisory basis, of a resolution approving the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables and accompanying narrative disclosure therein was approved, with the votes cast as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
38,362,899	1,289,139	484,942	2,923,245

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURTISS-WRIGHT CORPORATION

By:	/s/ Glenn E. Tynan
Glenn E. Tynan
Vice-President and
Chief Financial Officer

Date: May 8, 2012